THE McDANIEL BUILDING
                                 LEASE AGREEMENT

     This lease Agreement (hereinafter called the "Agreement"),entered into this 13th day of August, 1998, by and between Warren Davis Properties II, L.L.C., a Missouri Limited Liability Company (hereinafter "Lessor") and Travelnow, Inc.(hereinafter "Lessee").

     1. Leased Premises: In consideration of the mutual covenant and agreements herein contained, Lessor hereby demises, leases and rents to Lessee and lessee hereby takes and accepts from Lessor 3,135 square feet in the McDaniel Building known as Suite # 306 (hereinafter called the "leased Premises"), located at 318 Park Central East, Springfield, Greene County, Missouri, together with any area used for special stairs or electrical, mechanical or telephone closets which are for the exclusive use of Lessee, for the term specified herein upon all the terms and conditions as set forth in this Agreement.

     2. Leased Term: This Agreement shall be effective and the lease shall commence at 12:00 am on the 1st day of September, 1998, and continue for a period of 2 Years, and shall expire at 11:59 pm on the 31st day of August, 2000

     3. Rental and Options to Renew: Lessee shall pay to Lessor the total sum of $ 25,806.00 per year during the term of this Lease, payable to Lessor at 316 Park Central East, Suite #101, Springfield, Missouri 65806, or at such other place as may be designated in writing by Lessor, payable in equal monthly installments of $ 2,155.00 in advance, and without demand or offset, on the first day of each calendar month during the Lease term. The first such rental installments shall be paid on the effective date hereof, and if Lessee's occupancy under this Agreement commences on a date other than the first day of a calendar month, then the prorata portion of the rental applicable to the partial first month of Lessee's occupancy shall be paid on or before the first day of occupancy, and shall be in addition to the total rental set forth above.

     Options to Renew: (Check if Applicable) (XX)

     Lessor hereby grants to Lessee the option to renew this Lease Agreement for one successive renewal term of one year. This Lease Agreement shall automatically renew for such option terms unless Lessee shall deliver written notice to Lessor declining renew terms at least sixty (60) days prior to the commencement date of each renewal term. During each renewal term, Lessee shall pay rental in the amount of $ 2,230.00 per month in advance, in accordance with the terms and conditions set forth above. During each renewal term, all other terms and conditions of this Lease Agreement shall remain in full force and effect.

     4.Security Deposit: Lessee shall deposit with Lessor the sum of $ -0- on the date of execution of this Agreement, as a Security Deposit. Lessor and Lessee mutually agree that the Security Deposit shall be deposited in Lessor's Property Management Account, to be held and disbursed pursuant to the terms of this Agreement.

     5.Services By Lessor:

     A. Office Space Leases - (Check if applicable) (XX)

     Lessor shall furnish Lessee the following services in the McDaniel Building between the hours of 7:00am and 7:00pm, Monday through Friday, excluding holidays, and from 8:00am until 12:00pm on Saturday: hot, cold and refrigerated water at those points provided for general use of all tenants; electrical service for ordinary office machines and uses, excluding any business machine or other equipment of high electrical consumption characteristics (any special electrical service other than 110 volt shall be at Lessee's own expense); heated and refrigerated air conditioning in season, at such time as Lessor normally furnishes these services to all tenants in the McDaniel Building, and at such temperatures and amounts as are considered by lessor to be standard (excluding any special heating or air conditioning service needed by Lessee for computers or other equipment or uses); elevator service in common with other tenants in the building; janitorial cleaning services as may in the judgment of Lessor, be reasonably required. Lessor shall furnish security services as may in Lessor's sole judgment, be reasonably required. Lessor shall not be liable in damages to Lessee, or otherwise, for failure, stoppage or interruption of any such service, not shall the same be construed as an eviction of Lessee or allow any offset or abatement of rental or relieve Lessee from any covenant or agreement set forth herein. In the event of any failure, stoppage or interruption of such services, Lessor shall use reasonable diligence to resume such services promptly.

     6. Maintenance and Repair by Lessor: Lessor, without extra charge except as provided herein, shall provide for the cleaning and maintenance of the public portions of the McDaniel Building, including painting and landscaping surrounding the McDaniel Building, in keeping with the usual standard for first class office buildings in Springfield, Missouri. Unless otherwise expressly provided herein, Lessor shall not be required to make any improvements or repairs of any character on the Leased Premises during the term hereof, except such repairs as may be required to the exterior of walls, corridors, floors, windows, roof and other structural elements and equipment of the McDaniel Building.

     7. Repair and Maintenance by Lessee : Lessee shall, at its own cost and expense, maintain and keep the Leased Premises in good repair and condition. Lessee agrees not to commit or allow any waste or damage to be committed on any portion of the Leased Premises. Lessee shall at its own cost and expense repair or replace any damage or injury done to the Leased Premises, to the McDaniel Building or any part thereof, caused by acts or omissions of Lessee, its agents, employees, licensees or visitors. Upon termination of this Agreement for any reason, Lessee agrees to deliver up the Leased Premises to Lessor in as good a condition as on the date the Leased premises were first occupied by Lessee, ordinary wear and tear excepted. Should Lessee fail to make such repairs or replacements promptly, Lessor may, as its option enter the Leased Premises without such entering causing or constituting an interference with the possession of the Leased Premises by Lessee, and make such repairs or replacements, and Lessee shall pay the cost thereof to Lessor on demand. Lessee shall maintain the Leased Premises in full compliance with all laws, codes and regulation applicable to Leased Premises.

     8. Parking and Service Areas: Lessee shall be entitled to the use of 2 parking spaces during the lease term, in such locations as are designated by Lessor. Lessor shall have the right, as it deems necessary, to designate and mark certain parking spaces within the parking areas controlled by Lessor, as visitor parking. Lessor shall have control and enforcement of the parking of Lessee's employees' automobiles and all other vehicles in the parking areas and upon all drives and service areas appurtenant to the McDaniel Building. Lessor may, from time to time, adopt and change rules and regulations relating to such parking areas. Lessor shall not be liable for any losses sustained by Lessee or its employees from theft of, or for any damage to, any vehicle or other equipment (including contents of vehicles) while located on the parking areas or upon the drives and service areas appurtenant to the McDaniel Building.

     9. Furniture, fixtures and Personal Property of Lessee: Lessee may remove its trade fixtures, office supplies and moveable office furniture and personal property not attached to the McDaniel Building; provided that such removal is completed prior to the termination of this Agreement, that Lessee is not in default of any obligation or covenant of this Agreement at the time of such removal, and that Lessee promptly repairs all damage caused by any such removal at Lessee's sole cost. All other property on the Leased Premises and any alterations or additions to the Leased Premises, including but not limited to, wall-to-wall carpeting, paneling or other wall covering, and any other article attached or affixed to the walls, floors or ceilings of the Leased Premises, shall be deemed to be fixtures and shall become the property of the Lessor upon termination of this Agreement. Lessee shall leave all such fixtures upon the Leased Premises and shall surrender same with the Leased premises as a part thereof at the termination of this Agreement for any reason, provided, however, that Lessor may at its option, direct Lessee in writing to remove any and all alterations, additions, fixtures, equipment or property placed or installed by Lessee in the Leased Premises, and Lessee shall remove all such items within ten
(10) days of receipt of such direction from Lessor, and shall repair any damage caused by such removal at Lessee's sole cost.

     10. Building Rules and Regulations: Lessee acknowledges and agrees that Lessor has promulgated Building Rules and Regulations applicable to all tenants and lessees of the McDaniel Building, a copy of which are attached hereto as Addendum "B". Lessee specifically acknowledges and agrees that such Rules and Regulations have been furnished to Lessee prior to Lessee's execution of this Agreement, that Lessee has read and understands said Rules and Regulations, and that such Rules and Regulations shall be and are hereby made a part of this Agreement as if set forth in the body of this Agreement. Such Rules and Regulations shall be binding upon Lessee and Lessee agrees to comply with all provisions thereof. Lessee further agrees that such Rules and Regulations may be amended from time to time by Lessor in Lessor's sole discretion, and Lessee further agrees that any such amendments shall become a part of this Agreement upon their adoption by Lessor and delivery of a copy thereof the Lessee, and Lessee shall hereafter be bound thereby.

     11. Notices: Whenever in this Agreement it shall be required or permitted that notice or demand be given or served by any party hereto to or upon another, such notice or demand shall be given or served (and shall not be deemed to have been given or served unless) in writing and delivered personally or forwarded by Certified or Registered Mail, postage prepaid, addressed to the appropriate party at the address shown at the signature line. Such addresses may be changed from time to time by any party by serving notice as above provided.

     12. Obligations of Successors: It is mutually agreed that all the provisions hereof are to be construed as covenants and agreements as though the words imparting such covenants were used in each separate paragraph hereof, and that, except as restricted by the provisions of Section 18 of the Rules and Regulations as set forth in Addendum "B" entitled "Assignment and Sublease" all the provisions hereof shall bind and enure to the benefit of the parties hereto, their respective heirs, legal representatives, successors and assigns.

     13. Entire Agreement: This instrument and any attached Addendum A, B, C and D, collectively constitute the entire agreement between the Lessor and Lessee, and no other promises or representations shall be binding unless made in writing and signed by Lessor and Lessee. The addendums attached to this Agreement are made a part hereof by this reference.

     14. Paragraph Captions: Paragraph captions herein are for Lessor's and Lessee's convenience only and neither limit nor amplify the provisions of this Agreement.

     15.Force Majeure: In the event that Lessor shall be delayed, hindered or prevented from the performance of any acts required hereunder by reason of acts of God, riots, fire, strike or the unavailability of materials, then performance of such acts shall be excused for the period of the delay, and the period for the performance of any such acts shall be extended for a period equivalent to the period of such delay.

     IN WITNESS WHEREOF, Lessor and Lessee, acting by and through their duly authorized representatives have hereby caused this Agreement to be executed in multiple counterparts, each of which shall have the force and effect of an original, as of the day and year first above written.


LESSOR                                        LESSEE
Warren Davis Properties, L.L.C.               Travelnow, Inc.
By: /s/ Ron Shepherd                          By: /s/ Jeff Wasson
Ron Shepherd, Prop. Mngr                      Jeff Wasson, President
316 Park Central E#101
Springfield  MO 65806                         By: /s/ Chris Noble
                                              Chris Noble, Vice President
                                              316 Park Central E 3306
                                              Springfield  MO  65806

                                  ADDENDUM "B"
                              RULES AND REGULATIONS

     1. Lessee shall not paint, display, inscribe, maintain or affix any sign, picture, advertisement, notice, lettering or direction on any part of the outside or inside of the Building, or on any part of the inside of the Leased Premises which can be seen from the outside of the Leased Premises, except on hallway doors of the Leased Premises, and then only such name or names or matter and in such color, size, style, character and material as may be first approved by Lessor in writing. Lessor reserves the right to remove at Lessee's expense all matter other than the above provided for without notice to Lessee.

     2. In advertising or other publicity, without Lessor's prior written consent, Lessee shall not use the name of the Building except as the address of its business and shall not use pictures of the Building in advertising or publicity.

     3. Lessee shall not obstruct sidewalks, entrances, passages, courts, corridors, vestibules, halls, elevators and stairways in and about the Building. Lessee shall not place objects against glass partitions or doors or windows which would be unsightly form the Building corridor.

     4. Lessee shall not waste electricity, water or air conditioning and agrees to cooperate fully with Lessor to assure the most effective operation of the Building's heating and air conditioning, and shall refrain from attempting to adjust any controls. Lessee shall keep corridor doors closed. Lessor shall not permit any objects to be placed on or dropped into any grills or devices in the Leased Premises utilized for heating or air conditioning.

     5. Lessee assumes responsibility for protecting its space from theft, robbery and pilferage which includes keeping doors locked and other means of entry to the Leased Premises closed.

     6. If Lessee requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain and comply with, Lessor's instructions in their installation.

     7. The Lessor may require that all persons who enter or leave the building at any time, if determined by Lessor form time to time to be necessary for the protection of the Building, must identify themselves to watchmen, by registration .or otherwise.

     8. The bringing into the Building, taking therefrom, or removal therein of furniture, fixtures or supplies, when of large weight or bulk, shall be done at such times as the custodian of the Building shall arrange therefor. All damage to the Building caused by taking in, putting out or moving the same during the time it is in or on the Leased Premises shall be repaired at the expense of the Lessee owning or using same.

     9. Lessee will permit access to the Leased Premises to Lessor at all reasonable times for inspection and cleaning and for such repairs, alterations, additions, installations and removals, including among others, pipes, wires and other apparatus, as Lessor may deem proper or useful for serving the Leased Premises or other part of the building.

     10. The maximum weight per square foot in each room shall not exceed seventy-five (75) pounds, without prior written approval of Lessor.

     11. Lessee shall comply with all federal, state and municipal laws, ordinances and regulations and shall not directly or indirectly make any use of the Leased Premises which may be prohibited by any laws, ordinances or regulations thereof or which shall be dangerous to person or property.

     12. Lessee shall be responsible for the observance of all Rules and Regulations by Lessee's employees, agents, clients, customers, invitees and guests.

     13. Lessee shall not at any time permit its employees to park in any Parking Area designated as "Visitor Parking".

     14. Lessee will not (i) install or operate any internal combustion engine, boiler, machinery, refrigerator, heating or air conditioning apparatus in or about the Leased Premises, (ii) carry on any mechanical business in or about the Leased Premises without written permission of Lessor, (iii) exhibit, sell, or offer for sale, use, rent or exchange in the Leased Premises or Building any article, thing or service except those ordinarily embraced within the permitted use of the Leased Premises specified in the Lease Agreement, (iv) use the Leased Premises for housing, lodging or sleeping purposes, (v) permit preparation of or warming of food in the Leased Premises or permit food to be brought into the

Leased Premises for consumption therein (warming of coffee and individual lunches of employees excepted) except by express permission of Lessor, (vi) place any radio or television antennae on the roof or on or in any part of the inside or outside of the Building other than the inside of the Leased Premises,
(vii) operate or permit to be operated any musical or sound producing instrument or device inside or outside the Leased Premises which may be heard outside the Leased Premises, (viii) operate any electrical device from which may emanate electrical waves which may interfere with or impair radio or television broadcasting or reception from or in the Building or elsewhere, (ix) bring or permit to be in the Building any bicycle or other vehicle or dog (except in the company of a blind person) or other animal or bird, (x) make or permit any objectionable noise or odor to emanate from the Leased Premises, (xi) disturb, solicit or canvass any occupant of the Building, (xii) or do anything in or about the Leased Premises tending to create or maintain a nuisance or do any act tending to injure the reputation of the Building.

     15. Payment of Increased Building Costs: The Base Rental provided for herein includes a stipulated allowance in the amount of $ 4.50 per square foot of useable area for repairing, maintaining and operating the Building, Parking Area and other land area surrounding the Building (the Building, the Parking Area and other land area herein collectively termed the "Premises") during the first calendar year of the Lease Term. The term "Basic Costs" as used herein shall mean all expenses, costs and disbursements of every kind and nature which Lessor shall pay or become obligated to pay because of, or in connection with the ownership, operation, repairs and maintenance of the Premises, computed on an accrual basis and in accordance with generally accepted accounting principals and consistently applied, including but not limited to the following:

          i. wages and salaries to be allowable to the Premises of all employees directly engaged in the operation and maintenance of the Premises, including taxes, insurance and all other benefits related thereto;

          ii. management fees related to the management of the Premises;

          iii. all costs of supplies and materials used in. the operation, repair and maintenance of the property;

          iv. costs of all utilities for the Premises (excluding utilities separately metered to and actually paid directly by other Tenants);

          v. the cost of maintenance, repair and services to the Premises including security services, window cleaning, elevator maintenance, janitorial service, pest control, landscaping and waste removal;

          vi. cost of all casualty and liability insurance applicable to the Premises and any personal property used in connection with the operation, repair or maintenance of the Premises;

          vii. all taxes, assessments or other governmental charges from any federal, state, county, municipal or other taxing authority now or hereafter imposing any taxes or fees on the Premises;

          viii. the cost of repairs and general maintenance of the Premises;

          iv. a reasonable amortization charge (exclusive of any finance charges) on account of any capital expenditure incurred in reduction of the Basic Costs or incurred to comply with any requirements of any in force governmental regulations by authorities having jurisdiction over the Premises or necessary for the health or satisfaction of the tenants of the Building.

     At least thirty (30) days prior to the commencement of each calendar year during the term of this Agreement, Lessor shall prepare an estimate of the Basic Costs for such calendar year and if Lessor, in its reasonable judgment, determines that the aggregate of the Basic Costs for such calendar year (calculated on a per square foot basis using the useable area of the Building as set forth in Section 1 of this Agreement) will exceed $4.50, Lessor shall give written notice to Lessee of the estimated Basic Costs, expressed in terms of dollars per square foot, the amount by which the Basic Costs will exceed $4.50 per square foot and the monthly amount of additional rental payable by Lessee with respect to the increase in Basic Costs. Commencing with the first monthly payment in the calendar year, the Lessee shall pay to Lessor in addition to the Base Rental, an amount equal to 1/12th of Lessor's estimated increase in the Basic Costs (expressed in terms of dollars per square foot calculated as aforesaid) multiplied by the useable area of the Leased Premises as set forth in
Section 1 of this Agreement. Within a reasonable time after each calendar year, Lessor shall perform such computations that are necessary to determine the actual amount of the Basic Costs and the prorata portion payable by Lessee under this paragraph for such calendar year whereupon, if the Lessee shall have overpaid, Lessor shall within thirty (30) days after such determination refund to Lessee the amount of such excess. But if the Lessee shall have underpaid, the Lessor shall invoice Lessee for the amount of the underpayment, such underpayment shall be due and payable following the receipt by Lessee of invoice.

     16. Use and Violation of Insurance Coverage. The Leased Premises are to be used by Lessee solely for office purposes and no other purpose; Lessee shall not use, occupy, or permit the use or occupancy of the Leased Premises for any purpose which is, directly or indirectly, in violation of any law, ordinance or governmental regulation, code or order; or permit the maintenance of any public or private nuisance; or do or permit any act or thing which may disturb the quiet enjoyment of any other tenant of the Building; or keep any substance or carry on or permit any operation which might emit offensive odors or conditions into other portions of the Building; or permit anything to be done or fail to do anything which would increase the fire and extended coverage insurance rate on the Building or contents, and if there is any increase in insurance rates by reason of acts of Lessee, Lessee shall pay such increase promptly upon demand therefor by Lessor. Lessee shall not obstruct the sidewalks, entries, passages, vestibules, halls, elevators or stairways of the Building and shall not use the same for any purpose other than ingress and egress to and from the Leased Premises.

     17. Alterations: Lessee agrees that it will not make 'or allow to be made any alterations, physical additions or improvements in or to the Leased Premises without first obtaining the written consent of the Lessor. In any instance where Lessor grants such consent, Lessor may grant such consent upon the condition that Lessee's contractors, laborers and materialmen must work in harmony with and not interfere with any other work being conducted on behalf of Lessor or any other tenant of the Building.

     18. Assignment and Sublease. Lessee shall not sell, convey, transfer or assign this Agreement or any part thereof, or any rights created hereby, or mortgage or pledge the same, or sublet the Leased Premises, or any part thereof, or allow it to be assigned by operation of law or otherwise, without the written consent of Lessor, which consent shall not be unreasonably withheld. Any assignment or sublease shall not release Lessee from any obligation or liability hereunder.

     19. Subordination to Mortgage. The Lease Agreement is and shall always be subject and subordinate to the lien of any mortgages, deeds of trust or other security instrument which are now or shall at any future time be place upon the Building, the Leased Premises or Lessor's rights hereunder and to any and all renewals, extensions, rearrangements, modifications or consolidations thereof; provided that, in the event of a foreclosure under any such security instrument, the holder thereof shall forthwith notify Lessee of such holder's election to either (1) ratify and adopt the Lease Agreement, or (2) terminate the Lease Agreement effective six (6) months following such notice. Such subordination shall be self-operative and no further instrument of subordination need be required by any security holder. In confirmation of such subordination, Lessee agrees to execute promptly any instrument deemed necessary by Lessor to further effect the subordination of the Lease Agreement to any such security interest.

     20. Fire and Other Casualty. If the Leased Premises, or any portion thereof, are partially or totally destroyed or damaged by fire or other casualty covered by the fire and extended coverage insurance carried by Lessor on the Building, Lessor shall repair and restore the damaged portion of the Leased Premises (excluding any tenant fit up work in excess of the building standard and any additions, equipment, furniture and alterations made by tenant) as soon as it is reasonably practicable to substantially the same condition in which the Leased Premises were before such damage to the extent permitted by the available insurance proceeds. Provided, however, that if the Leased Premises are completely destroyed or badly damaged that repairs cannot be completed within six (6) months thereafter, the Lease Agreement may be terminated by either party hereto by serving written notice upon the other. If the Building is totally or partially destroyed by fire or other casualty and cannot be restored within six
(6) months thereafter, Lessor may, at its option, terminate the Lease Agreement by serving written notice on the Lessee.

     In the event the Leased Premises, or any portion thereof, is destroyed or damaged by fire or other casualty covered by the fire and extended coverage insurance carried by Lessor that such damaged portion can not reasonably be used by Lessee for the purpose herein provided and the Lease Agreement is not terminated as above provided, there shall be an abatement of rent to the extent that the damaged portion of the Leased Premises is unfit for use by Lessee in the ordinary course of its business until said damaged portion of the Leased Premises is made useable.

     In the event the Leased Premises, or any portion thereof, shall be destroyed or damaged by fire or other casualty resulting from the fault or negligence of Lessee, or the agents, employees, licensees or invitees of Lessee, such damage shall be repaired by and at the expense of Lessee (to the extent that such destruction or damage is not covered by the fire and extended coverage insurance carried by Lessor) under the direction and supervision of Lessor, and rent shall continue without abatement.

     21. Insurance. Lessor shall throughout the term hereof maintain fire and extended coverage insurance on the Building, including the interior improvements which constitute the Standard Building Improvements in an amount not less than eighty percent (80%) of the full insurable value of the Building and shall maintain comprehensive general liability insurance in such amounts as it may desire. Lessee shall provide, at its own expense at all times during the lease term naming Lessor as additional insured, public liability insurance of FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($500,000.00) single limit bodily injury and FIFTY THOUSAND AND NO/100 DOLLARS ($50,000.00) single limit property damage, and fire and extended coverage insurance for the value of its property, fixtures, supplies, furniture and interior improvements in the Leased Premises in excess of the Standard Building Improvements, and shall pay all taxes assessed against furniture, equipment, fixtures or other property in or on the Leased Premises. Every insurance policy obtained by both parties pursuant to the Lease Agreement shall expressly waive any and all rights of subrogation against the other party, its agents and employees. Lessee shall deliver to Lessor certificates of such insurance, which shall declare that the respective insurer may not cancel the same in whole or in part without giving Lessor written notice of its intention to do so at least ten (10) days in advance.

     22. Liability and Indemnity. Lessee agrees to indemnify and save Lessor harmless from all claims for injury to persons (including death) or for damage to property arising from or out of Lessee's use and occupancy of the Leased Premises or from an act or omission of invitees, or of any other third party (including costs and expenses of defending against such claims).

     Lessee agrees to use and occupy the Leased Premises and other facilities of the Building, the Parking Area and all drives and other areas appurtenant thereto, at its own risk and hereby releases Lessor, its agents and employees, from all claims for any damage or injury to persons (including death) or property to the full extent permitted by law.

     Lessee agrees that Lessor shall not be responsible or liable to Lessee, its agents, employees, customers or invitees, for damage or injury to persons (including death) or property occasioned by the acts or omission of any other tenant or such tenant's agents, employees, customers or invitees within the Leased Premises, the Building, the Parking Areas and all drives and other areas appurtenant thereto.

     23. Default by Lessee. Lessee covenants and agrees that if Lessee shall make default in the payment of any rental or other charges required to be made by its to Lessor hereunder, or in the faithful performance of any other covenant to be performed by it hereunder, and such default shall continue for a period of ten (10) days after written notice from Lessor to Lessee to remedy same, then Lessor may declare the Lease Agreement terminated as of the expiration of such ten (10) day period and without additional notice to Lessee the Lessor or any of its agents may reenter the Leased Premises and remove all persons and property therefrom, with or without legal process and without prejudice to any of Lessor's other legal rights hereunder, or, Lessor may take possession of the Leased Premises and re-let the same for the remainder of the Lease Term for the account of Lessee, it being understood that under either of said options, Lessee shall remain liable for all rental and other sums payable under the provisions hereof. In the event of any reentry by Lessor, Lessee hereby expressly waives all claims for damages by reason hereof, as well as all claims for damages by reason of any eviction proceedings or proceedings by way of sequestration or any other legal proceedings which Lessor may employ or recover any sums due hereunder or possession of the Leased Premises.

     24. Lien for Rent. To secure the payment of rental and other charges required to be made by Lessee, and the faithful performance of all other covenants of the Lease Agreement required to be performed by Lessee, Lessee hereby gives to Lessor security interest in and to all property which may be placed in or upon the Leased Premises and the proceeds of any insurance which may accrue to Lessee by reason of damage to or destruction of any such property. All exemption laws are hereby waived by Lessee. This security interest is given in addition to the Lessor's statutory lien(s) and shall be cumulative thereto. This security interest may be foreclosed with or without Court proceedings, by public or private sale, with or without notice, and Lessor shall have the right to become purchaser upon being the highest bidder at such sale. Upon request of Lessor, Lessee agrees to execute Uniform Commercial Code financing statements relating to the aforesaid security interest.

     25. Transfer by Lessor. Lessor may transfer or assign all or any part of the Leased Premises or the Lease Agreement. Upon the transfer or conveyance of the Building, without further agreement of the parties, Lessor shall be relieved of and from any liability with respect to the obligations and covenants of Lessor contained in the Lease Agreement arising out of any act or occurrence after the date of such sale and the Purchaser at such sale or any subsequent sale shall be deemed, without further agreement of the parties, to have assumed and agreed to carry out the Lessor's covenants under the Lease Agreement.

     26. Attorney's Fees. In the event Lessor or Lessee defaults in the performance of any of the terms, covenants, agreements or conditions contained in the Lease Agreement and the other party hereto places the enforcement of the Lease Agreement, or any part thereof, or the collection of any rent or any other charges due, or to become due hereunder, or recovery of the possession of the Leased Premises in the hands of any attorney, or files suit upon the same, it is agreed that the defaulting party shall pay the reasonable attorney's fees incurred by the party not in default.

     27. Non-Waiver. Neither acceptance of rent by Lessor nor failure by Lessor to complain of any action, non-action, or default of Lessee, whether singular or repetitive, shall constitute a waiver of any of Lessor's rights under the Lease Agreement. Waiver by Lessor of any rights for any default of Lessee shall not constitute a waiver of any right for either a subsequent default of the same obligation or any other default. No act or thing done by Lessor or its agents shall be deemed to be an acceptance of surrender of the Leased Premises, and no agreement to accept a surrender of the Leased Premises shall be valid unless it is in writing and signed by a duly authorized officer or agent of Lessor.

     28. Access by Lessor. Not withstanding any provision of the Lease Agreement to the contrary, Lessor, its agents and employees, shall have access to and the right to enter upon the Leased Premises at any reasonable time to examine the condition thereof, to clean, repair or make alterations required or deemed necessary or desirable to be made by Lessor, to show the Leased Premises to prospective purchasers or tenants, and for any other purpose deemed reasonable by Lessor.

     29. Bankruptcy by Lessee. In the event of any of the following: the filing or execution or occurrence of a petition in bankruptcy or other insolvency proceedings by or against Lessee; or petition or answer seeking relief under any provision of the Bankruptcy Act; or any assignment for the benefit of creditors or composition; or a petition or other proceeding by or against Lessee for the appointment of a trustee, receiver or liquidator of Lessee or any of Lessee's property; or a proceeding by any governmental authority for the dissolution or liquidation of the Lease Agreement; the Lease Agreement may, at the option of Lessor, be terminated immediately by the mailing of notice to Lessee.

     30. Holding Over. Upon the termination of the Lease Agreement for any reason, Lessor, shall have the right to reenter and resume possession of the Leased Premises. If Lessee should remain in possession of the Leased Premises after termination of the Lease Agreement without the execution by Lessor and Lessee of a new Lease Agreement, then Lessee shall be deemed to be occupying the Leased Premises as a tenant-at-sufferance subject to all the covenants of the Lease Agreement and these Rules and Regulations except the amount of Base Rent, and the Base Rent for any such holdover period shall be 200% of the Base Rent being paid by Lessee immediately prior to the termination date, and Lessee shall indemnify Lessor and hold Lessor harmless from any claims which may be asserted by any third party who is unable to enter or occupy the Leased Premises because of Lessee's holdover occupancy thereof.

     31. Eminent Domain. If, during the term of the Lease Agreement, any part or interest therein of the Leased Premises should be taken or otherwise acquired by any authority exercising the powers of eminent domain, Lessor may, at its option, terminate the Lease Agreement. If, during the term of the Lease Agreement, a part of the building should be taken or otherwise acquired by an authority exercising the powers of eminent domain, Lessor may, at its option, terminate the Lease Agreement. If Lessor elects to continue the Lease Agreement, the rental shall be reduced in proportion to the area of the Leased Premises so taken or acquired (effective as of the date of such taking). Lessor shall be entitled to any and all compensation and damages awarded, or agreed upon between the condemning authority and Lessor, except for an award, if any, specified by the condemning authority, or agreed to by the Lessee and the condemning authority for the leasehold estate of Lessee.

     32. Signs. Lessee shall not place any signs, letters, symbols, or other identifying marks anywhere upon, about or within the Building and its Parking Areas, or upon the exterior of the doors, walls or windows of the Leased Premises, without the prior written approval of Lessor.

     33. Severability. The Lease Agreement and these Rules and Regulations shall be construed in accordance with the laws of the State of Missouri. If any clause or provision hereof is illegal, invalid or unenforceable, under present or future laws effective during the Lease Term hereof, then it is the intention of the parties hereto that the remainder of the Lease Agreement and these Rules and Regulations shall not be affected thereby.

     34. Security Deposit. Upon the occurrence of any default by Lessee, Lessor, may from time to time, without prejudice or any other remedy, use the security deposit paid to Lessor by Lessee therein provided to the extent necessary to make good any arrearage of Base Rent of any other damage, injury or expense or liability cause to Lessor by such event of default and the remaining balance of such security deposit to be returned by Lessor to Lessee upon the termination of the Lease Agreement. Such security deposit shall not be considered as an advance payment of rent or a measure of Lessor's damages in case of default by Lessee.

     35. Relocation of Lessee. Lessor reserves the option and right to require Lessee to relinquish the Leased Premises and to relocate in another area of comparable size in the Building designated by Lessor. Lessor shall be responsible for all expenses with respect to any required location and all repairs necessary to the designated area to conform with Lessee' requirements under the Lease Agreement. If the Lessor elects to relocate the Lessee, the area to which the Lessee is relocated shall be deemed the Leased Premises for all purposes and the Lease Agreement shall continue in full force and effect for the remainder of the Lease Term.

     Lessee hereby acknowledges that it has received, reviewed and understands the foregoing Rules and Regulations of the McDaniel Building and acknowledges and agrees that such Rules and Regulations are a part of Lessee's Lease Agreement and shall be fully binding on Lessee during the Lease Term.


                                Lessee: /s/ Signature on file    /s/ Chris Noble
                                Date: 8/13/98                    Date 8/18/98

                             WARREN DAVIS PROPERTIES
                  316 Park Central East - Springfield MO 65806
                   Phone (417) - 862-9100 Fax (417) - 862-9665

                                   Addendum B

This addendum to Lease Agreement dated August 13, 1998 by and between Warren Davis Properties II, LLC hereinafter referred to as Lessor and TravelNow Incorporated hereinafter referred to as Lessee, will include Suite #418 also located in the McDaniel Building, 318 Park Central East, Springfield, Missouri 65806.

The Lease term shall commence on July 15, 1999 at 12:00am and end on August 31, 2000 at 11:59pm.

The Lease rate shall be $1140 per month due in advance on the 1st day of each month. Payable to Warren Davis Properties II, LLC 316 Park Central East, Springfield, Missouri 65806.

There is an option to renew this lease for one, one year term. The lease rate for the option period on Suite #418 is $1185 per month.

All terms and conditions of these premises will be subject to the Lease Agreement of which this is addended.

I hereby agree to the terms and conditions of this addendum.

Lessor                                          Lessee
Warren Davis Properties II, LLC                 TravelNow, Inc.

By: /s/ Ron Shephard                            By: /s/ Jeff Wasson
Ron Shephard, Prop. Mngr.                       Jeff Wasson, President
316 Park Central East                           By: /s/ Chris Noble
Springfield, MO 65806                           Chris Noble, Vice Pres.
                                                318 Park Central East #306
                                                Springfield, MO 65806